UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

CAPSTONE GREEN ENERGY HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee computed on table in exhibit required per Exchange Act Rules 14a-6(i)(1) and 0-11.
◻ Fee paid previously with preliminary materials.

Your Vote Counts! CAPSTONE GREEN ENERGY HOLDINGS, INC. 16640 STAGG STREET VAN NUYS, CA 91406 CAPSTONE GREEN ENERGY HOLDINGS, INC. 2024 Annual Meeting Vote by February 11, 2025 11:59 PM ET You invested in CAPSTONE GREEN ENERGY HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 12, 2025. Vote Virtually at the Meeting* February 12, 2025 9:00 AM PST Virtually at: www.virtualshareholdermeeting.com/CGRN2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V60526-P22326 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 29, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V60527-P22326 1. Election of a Class I Director to the Board of Directors to serve for a term of office expiring at the Company’s 2027 annual meeting of stockholders. Nominee: 1a. Ping Fu For 2. Non-Binding Advisory Vote on the compensation of our named executive officers as presented in the proxy statement. For 3. Non-Binding Advisory Vote on the frequency of advisory votes on the compensation of our named executive officers as presented in the proxy statement. 1 Year 4. Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.